UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2005

Alamosa Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32357	75-2890997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 S. Loop 289, Lubbock, Texas, 79424
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (806) 722-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 1, 2005, David E. Sharbutt, Chairman and Chief Executive Officer of Alamosa Holdings, Inc., participated in the 2005 Annual Technology Conference held in Scottsdale, Arizona. The full text of Mr. Sharbutt's presentation is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description
Exhibit 99.1	Presentation by David E. Sharbutt, Chairman and Chief Executive Officer of Alamosa Holdings, Inc., at the 2005 Annual Technology Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

ALAMOSA HOLDINGS, INC.

Date: December 1, 2005	By:	/s/ Kendall W. Cowan
Kendall W. Cowan
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Presentation by David E. Sharbutt, Chairman and Chief Executive Officer of Alamosa Holdings, Inc., at the 2005 Annual Technology Conference.